UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2016

McCormick & Company, Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Loveton Circle Sparks, Maryland	21152
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 771-7301

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2016, the Board of Directors (the “Board”) of McCormick & Company, Incorporated (“McCormick”) appointed Michael R. Smith as Executive Vice President and Chief Financial Officer of McCormick effective September 1, 2016. Mr. Smith will replace Gordon M. Stetz, Jr., who, on June 28, 2016, announced his intention to retire. Mr. Stetz will step down from his role as Chief Financial Officer effective September 1, 2016, and will continue thereafter as Executive Vice President of McCormick to assist with the transition until his retirement from McCormick on December 31, 2016. Mr. Stetz has served as the Executive Vice President and Chief Financial Officer of McCormick since November 1, 2007 and a member of the Board since 2011. Mr. Stetz will remain on the Board.

Mr. Smith joined McCormick in 1991 and has held roles of increasing responsibility since that time, including: Senior Vice President, Corporate Finance (June 2015 to present), Senior Vice President – Finance, Capital Markets and CFO North America (September 2014 to June 2015), Chief Financial Officer and VP Finance EMEA (May 2012 to September 2014), Vice President – Treasury and Investor Relations (September 2011 to May 2012), and Vice President Finance and Administration – U.S. Consumer Products Division (April 2005 to September 2011). Mr. Smith is a CPA and prior to joining McCormick began his career in public accounting at Coopers & Lybrand.

Effective September, 2016, Mr. Smith will receive an annual base salary of $500,000 in connection with his new position. Mr. Smith will participate in McCormick’s annual cash management incentive bonus program with a target award level equal to 65% of his annual base salary and a maximum award level equal to 130% of his annual base salary. Mr. Smith also will participate in McCormick’s long-term equity incentive compensation program at a level commensurate with his new position and on the same timing as other executive officers. Mr. Smith will continue to participate in the other components of McCormick’s executive compensation program, including various retirement and savings plans, health and welfare programs, and other benefits, which are described in McCormick’s 2016 Proxy Statement.

There was no arrangement or understanding between Mr. Smith and any other persons pursuant to which Mr. Smith was elected as an officer, and there are no related party transactions involving Mr. Smith that are reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

By:	/s/ Jeffery D. Schwartz
Jeffery D. Schwartz
Vice President, General Counsel and Secretary

Date: June 29, 2016